UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

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Filed by a party other than the Registrant ☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Ranpak Holdings Corp.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Ranpak Holdings Corp.
7990 Auburn Road
Concord Township, Ohio 44077

April 24, 2026

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT RELATING TO
2026 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement Supplement, dated April 24, 2026 (this “Supplement”), supplements the Definitive Proxy Statement of Ranpak Holdings Corp. (the “Company”) filed with the Securities and Exchange Commission on April 9, 2026 (the “Proxy Statement”), relating to the Annual Meeting of Stockholders of the Company to be held on Thursday, May 21, 2026 in a virtual meeting format only.

The purpose of this Supplement is to correct the Security Ownership of Certain Beneficial Owners and Management table beginning on page 50 of the Proxy Statement. Accordingly, the Proxy Statement disclosure under the heading “Security Ownership of Certain Beneficial Owners and Management” is amended and replaced in its entirety with the following. Except for the information in this Supplement regarding the disclosure under the heading “Security Ownership of Certain Beneficial Owners and Management,” all information set forth in the Proxy Statement remains unchanged.

Capitalized terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Proxy Statement. This Supplement should be read together with the Proxy Statement.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information relating to the beneficial ownership of our common stock as of March 27, 2026, by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

•	each of our directors, nominees and named executive officers; and

•	all directors and executive officers as a group.

A person is a “Beneficial Owner” of a security if that person has or shares voting or investment power over the security or if that person has the right to acquire sole or shared voting or investment power over the security within 60 days. Unless otherwise noted, these persons, to our knowledge, have sole voting and investment power over the shares listed. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed shares of common stock underlying RSUs and PRSUs held by that person that are earned and currently scheduled to vest within 60 days of March 27, 2026.

The percentage of shares beneficially owned is computed on the basis of 85,529,338 shares of our common stock outstanding as of March 27, 2026. In computing the number of shares of common stock beneficially owned by a stockholder and the percentage ownership of that stockholder, we include in the numerator and denominator those shares of common stock subject to RSUs held by that stockholder that are currently releasable or that will become releasable within 60 days of March 27, 2026. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other stockholder. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Ranpak Holdings Corp., 7990 Auburn Road, Concord Township, Ohio 44077.

	SHARES OF COMMON STOCK BENEFICIALLY OWNED
NAME OF BENEFICIAL HOLDER	NUMBER OF SECURITIES BENEFICIALLY OWNED(1)	PERCENTAGE(2)
5% Stockholder
JS Capital, LLC (3)	30,530,897	35.7%
Soros Capital LLC (4)	4,630,292	5.4%
Directors and Named Executive Officers
Paul Aram	967	*
Omar Asali(5)	4,559,689	5.3%
Thomas F. Corley	166,206	*
Victoria L. Dolan	29,325	*
Bill Drew	479,599	*
Pam El	128,923	*
Michael Gliedman	106,750	*
Michael A. Jones	268,554	*
Robert C. King	172,107	*
Salil Seshadri(6)	765,194	*
Alicia Tranen(7)	749,646	*
All directors and executive officers as a group (11 persons)	7,426,960	8.7%
To our knowledge, except as noted above, no person or entity is the Beneficial Owner of more than 5% of the voting power of the Company’s stock.

*	Less than 1% of shares outstanding

(1)	The amounts reported include the following number of RSUs which will vest within 60 days of March 27, 2026: 29,325 each for Messrs. Corley, Jones, King, Seshadri and Mses. Dolan, El and Tranen.

Ranpak   50   2026 Proxy Statement

(2)
Applicable percentage ownership is based on 85,529,338 shares of common stock outstanding on March 27, 2026 and includes 205,275 RSUs held by directors which will vest within 60 days. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding all shares of common stock subject to options, warrants, rights or conversion privileges held by that person that are currently exercisable or exercisable within 60 days of March 27, 2026. Under Rule 13d-3 of the SEC, certain shares of common stock may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the Common Shares.)

(3)
Includes 30,530,897 Class A shares. According to the Amendment No. 6 to Schedule 13D filed with the SEC on January 29, 2025, the shares are held for the account of JS Capital LLC, a Delaware limited liability company. JS Capital Management LLC is the sole managing member of JS Capital LLC. Jonathan Soros is the sole managing member of JS Capital Management LLC. JS Capital LLC’s business address is 888 Seventh Avenue, Floor 40, New York, NY 10106.

(4)
Includes 4,630,292 shares of Class A Common Stock, on the basis of a Schedule 13G filed on February 14, 2024. Soros Capital LLC includes Soros Capital LP, Soros Capital GP LLC, Soros Capital HoldCo LLC, Soros Capital Management LLC and Robert Soros (“Soros Capital”). Soros Capital is located at 250 West 55th Street, New York, NY 10019.

(5)
Mr. Asali directly holds 2,535,280 shares of common stock as of March 27, 2026. Total shares include 343,220 shares of Class A Common Stock held by Omar M. Asali Irrevocable Trust FBO Michael Asali and 343,220 shares of Class A Common Stock held by Omar M. Asali Irrevocable Trust FBO Yasmeen Asali, in respect of which Mr. Asali may be deemed to have beneficial ownership. Mr. Asali is the manager of OM Group LLC and may be deemed to beneficially own 4,290 shares of Class A Common Stock held by OM Group LLC, and ultimately exercises sole voting and dispositive power over such shares. Mr. Asali disclaims beneficial ownership of Class A Common Stock held by OM Group LLC except to the extent of his pecuniary interest therein. Mr. Asali also controls Vivoli Holdings. Mr. Asali may be deemed to beneficially own the 1,333,679 Class A shares held by Vivoli Holdings, and ultimately exercises sole voting and dispositive power over such shares. Mr. Asali disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.

(6)
Mr. Seshadri directly holds 521,853 shares of common stock as of March 27, 2026. Total shares include 214,016 shares of Class A Common Stock held in trusts for which Mr. Seshadri’s children are the beneficiaries and in respect of which Mr. Seshadri has investment control and may be deemed to have beneficial ownership and 29,325 shares subject to RSUs which will vest within 60 days of March 27, 2026.

(7)
Ms. Tranen directly holds 268,737 shares of common stock as of March 27, 2026. Total shares include 71,660 shares of Class A Common Stock held by Blue Parrot Trust and 29,325 shares subject to RSUs which will vest within 60 days of March 27, 2026. Also included are 30,000 shares of Class A Common Stock held by Ms. Tranen’s husband and 349,924 shares of Class A Common Stock held by other immediate family members of Ms. Tranen.

Ranpak   51   2026 Proxy Statement